EXHIBIT 99.1

                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement (this "Agreement") is dated as of July 27, 2006, among MicroIslet, Inc., a Nevada corporation (the "Company"), and the purchasers identified on the signature pages hereto (each, a "Purchaser" and collectively, the "Purchasers").

         WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below) and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company certain securities of the Company, as more fully described in this Agreement.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

         1.1 DEFINITIONS. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this SECTION 1.1:

                  "Action" means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

                  "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule
144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

                  "Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

                  "Change of Control" means the consummation, in one or a series of related transactions, of a "Rule 13e-3 transaction" as defined in Rule 13e-3 under the Exchange Act with respect to the Company.

                  "Closing" means the closing of the purchase and sale of the Shares and Warrants pursuant to SECTION 2.

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

                  "Closing Date" means the date of the Closing.

                  "Commission" means the Securities and Exchange Commission.

                  "Common Stock" means the common stock of the Company, $.001 par value per share, and any securities into which such common stock may hereafter be reclassified.

                  "Common Stock Equivalents" means any securities of the Company or any Subsidiary which entitle the holder thereof to acquire Common Stock at any time, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.

                  "Company Counsel" means Sheppard, Mullin, Richter & Hampton
LLP.

                  "Eligible Market" means any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market or the NASDAQ Capital Market.

                  "Effective Date" means the date that the Registration Statement is first declared effective by the Commission.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Exempt Issuance" means of any of the following: (i) the issuance of securities upon the exercise or conversion of any Common Stock Equivalents issued by the Company prior to the date of this Agreement (or to any amendments or modifications thereof), (ii) the grant of options or the issuance of additional securities under any duly authorized Company stock option, restricted stock plan or stock purchase plan, including any inducement grant to a new employee, officer or director, (iii) the issuance of securities pursuant to acquisitions or other strategic transactions (including a licensing transaction or joint venture), the primary purpose of which is not to raise capital, (iv) the issuance of securities in connection with any equipment lease or other asset-based lending transaction, (v) the issuance of securities in connection with a bona fide settlement of a dispute or claim, or (vi) the issuance of securities upon the conversion or exercise of any Common Stock Equivalent; provided, that the issuance of the Common Stock Equivalent was not in violation of this Agreement.

                  "Investment Amount" means, with respect to each Purchaser, the investment amount set forth under such Purchaser's name on the signature pages hereof next to the label "Investment Amount."

                  "Lien" means any lien, charge, encumbrance, security interest, right of first refusal or other restrictions of any kind, but excluding any restriction imposed under applicable securities laws.

                  "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

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                  "Per Unit Purchase Price" equals $1.67(1) per share if
Purchaser is a director, officer, employee or consultant of the Company, or an affiliate of such person, on the date hereof, and $1.50 per share otherwise.

                  "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  "Qualified Institutional Buyer" means a "qualified institutional buyer" as such term is defined in Rule 144A promulgated under the Securities Act.

                  "Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares and the Warrant Shares.

                  "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the date of this Agreement, among the Company and the Purchasers, in the form of EXHIBIT B hereto.

                  "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "Securities" means the Shares, the Warrants and the Warrant Shares.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Shares" means the shares of Common Stock issued or issuable to the Purchasers at the Closing pursuant to this Agreement.

                  "Strategic Transaction" means a transaction or relationship in which the Company issues shares of Common Stock or Common Stock Equivalents.

                  "Subsidiary" means any subsidiary of the Company that would be required to be listed in an exhibit to the Company's Annual Report on Form 10-KSB covering the period in which the date of this Agreement falls.

                  "Trading Day" means (a) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, or (b) if the Common Stock is not then listed or quoted and traded on its primary Trading Market, then a day on which trading occurs on an Eligible Market (or any successor thereto), or (c) if trading ceases to occur on an Eligible Market (or any successor thereto), any Business Day.



----------------------
(1) Equal to the greater of $1.50 per share or the last closing price of the Common Stock reported on the American Stock Exchange at the time a binding commitment is made by the related party Purchaser(s) to purchase the Shares.


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

                  "Trading Market" means whichever of the Eligible Markets on which the Common Stock is listed or quoted for trading on the date in question.

                  "Transaction Documents" means this Agreement, the Warrants, the Registration Rights Agreement, the Transfer Agent Instructions and any other documents or agreements executed in connection with the transactions contemplated hereunder.

                  "Transfer Agent Instructions" means the Company's Transfer Agent Instructions in the form of EXHIBIT C.

                  "Warrant" means the Common Stock purchase warrants, each in the form of EXHIBIT A, which are issuable to the Purchasers at the Closing.

                  "Warrant Shares" means, collectively, the shares of Common Stock issuable upon exercise of each Warrant.

                                   ARTICLE II.
                                PURCHASE AND SALE

         2.1 CLOSING. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, the Shares and the Warrants representing such Purchaser's Investment Amount. The Closing shall take place at the offices of Sheppard, Mullin, Richter & Hampton LLP, 12544 High Bluff Drive, Suite 300, San Diego, California 92130 on the date this Agreement is executed and delivered by the parties or at such other location or time as the parties may agree.

         2.2 CLOSING DELIVERIES.

                  (a) At the Closing, the Company shall deliver or cause to be delivered to each Purchaser the following:

                           (i) a certificate, registered in the name of such Purchaser; evidencing the number of Shares as set forth under such Purchaser's name on the signature pages hereof next to the label "Shares";

                           (ii) a Warrant, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire the number of shares of Common Stock as set forth under such Purchaser's name on the signature pages hereof next to the label "Warrant Shares";

                           (iii) the legal opinion of Company Counsel, in agreed form, addressed to the Purchasers;

                           (iv) the Registration Rights Agreement duly executed by the Company; and

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

                           (v) the Transfer Agent Instructions executed by the Company and delivered to and acknowledged by the Company's transfer agent.

                  (b) At the Closing, each Purchaser shall deliver or cause to be delivered to the Company the following:

                           (i) such Purchaser's Investment Amount, in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose; and

                           (ii) the Registration Rights Agreement duly executed by such Purchaser.

         2.3 CLOSING CONDITIONS.

                  (a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met or waived by the Company:

                           (i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of each Purchaser made herein;

                           (ii) all obligations, covenants and agreements of the Purchasers required to be performed at or prior to the Closing Date shall have been performed;

                           (iii) the delivery by the Purchasers of the items set forth in SECTION 2.2(b) of this Agreement;

                           (iv) The American Stock Exchange shall have approved the listing of the Shares and Warrant Shares; and

                           (v) All rights of participation of investors as set forth in Section 4.15 of the Securities Purchase Agreement among the Company and the investors named therein dated December 23, 2005 (the "December 2005 Agreement") shall have been satisfied or waived.

                  (b) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met or waived by the Purchasers:

                           (i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein;

                           (ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

                           (iii) the delivery by the Company of the items set forth in SECTION 2.2(a) of this Agreement;

                           (iv) there shall have been no Material Adverse Effect (as hereinafter defined) with respect to the Company since the date hereof; and

                           (v) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any declaration of war by the United States or other national or international calamity, which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Shares at the Closing.


                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

         The Company makes the representations and warranties to the Purchasers set forth in this Article III, subject to information set forth in the Disclosure Materials (as defined in SECTION 3.1(g)). The disclosures set forth in the Disclosure Materials shall qualify each section in this Article III where such information is applicable.

         3.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby makes the following representations and warranties to each Purchaser:

                  (a) ORGANIZATION AND QUALIFICATION. Each of the Company and each Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and each Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in (i) an adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material and adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) an adverse impairment to the Company's ability to perform on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect"). Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, by-laws or other organizational or charter document. All direct and indirect subsidiaries of the Company are set forth in the Disclosure Materials. Except as set forth in the Disclosure Materials, the Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

                  (b) AUTHORIZATION; ENFORCEMENT. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company and no further action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles.

                  (c) NO CONFLICTS. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) assuming the accuracy of Purchasers' representations and warranties and compliance by the Purchasers of their respective covenants as set forth in this Agreement, result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

                  (d) FILINGS, CONSENTS AND APPROVALS. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (ii) the application(s) to the American Stock Exchange for the listing of the Shares and Warrant Shares for trading thereon if required under the rules of the American Stock Exchange and (iii) the provisions of Section
4.15 of the December 2005 Agreement.

                  (e) ISSUANCE OF THE SECURITIES. The Securities have been duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants in order to issue the full number of Warrant Shares as are or may become issuable in accordance with the Warrants.

                  (f) CAPITALIZATION. The number of shares and type of all authorized, issued and outstanding capital stock of the Company is set forth in
SCHEDULE 3.1(f). Except as set forth in SCHEDULE 3.1(f), no securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities and except as disclosed in the Disclosure Materials, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as set forth in
SCHEDULE 3.1(f), the issue and sale of the Securities will not, immediately or with the passage of time, obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers and their permitted successors and assigns) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares were issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

                  (g) SEC REPORTS; FINANCIAL STATEMENTS. Except as set forth in
SCHEDULE 3.1(g), the Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twenty-four (24) months preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with the Schedules to this Agreement, the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. Except as may have been corrected or supplemented in a subsequent SEC Report, as of their respective dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as may have been corrected or supplemented in a subsequent SEC Report, the financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Except as may have been corrected or supplemented in a subsequent SEC Report, such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, or, in the case of unaudited financial statements, as permitted by Item 310(b) of Regulation S-B promulgated under the Securities Act and the Exchange Act, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments and the lack of footnotes. Except as set forth in SCHEDULE 3.1(g), the Company has not received any letters of comment from the Staff of the SEC which have not been satisfactorily resolved as of the date hereof.

                  (h) MATERIAL CHANGES. Since the date of the latest balance sheet included within the SEC Reports, except as specifically disclosed in the Disclosure Materials, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and
(B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not materially altered its method of accounting or changed its principal registered public accounting firm, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company equity compensation plans. The Company does not have pending before the Commission any request for confidential treatment of information.

                  (i) LITIGATION. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

                  (j) LABOR RELATIONS. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

                  (k) COMPLIANCE. Except as set forth in Schedule 3.1(k), neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any

Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

                  (l) REGULATORY PERMITS. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

                  (m) TITLE TO ASSETS. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to their respective businesses and good and marketable title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is not delinquent. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in material compliance. (n) PATENTS AND TRADEMARKS. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. Except as set forth in the SEC Reports, to the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

                  (o) TRANSACTIONS WITH AFFILIATES AND EMPLOYEES. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than as Purchasers hereunder, as holders of stock options and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                  (p) INTERNAL CONTROL OVER FINANCIAL REPORTING. The Company and the Subsidiaries maintain a system of internal control over financial reporting sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's most recently filed periodic report under the Exchange Act, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's disclosure controls and procedures as of the date prior to the filing date of the most recently filed periodic report under the Exchange Act (such date, the "Evaluation Date"). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Exchange Act Rule 13a-15(f)) or, to the knowledge of the Company, in other factors that could significantly affect the Company's internal control over financial reporting.

                  (q) CERTAIN FEES. Except as described in SCHEDULE 3.1(q), no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by a Purchaser pursuant to written agreements executed by such Purchaser which fees or commissions shall be the sole responsibility of such Purchaser) made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

                  (r) CERTAIN REGISTRATION MATTERS. Assuming the accuracy of the Purchasers' representations and warranties set forth in SECTION 3.2(b)-(g), no registration under the Securities Act is required for the offer and sale of the Shares and Warrant Shares by the Company to the Purchasers under the Transaction Documents. The Company is eligible to register the resale of the Shares and Warrant Shares for resale by the Purchasers under Form SB-2 promulgated under the Securities Act. Except as described in SCHEDULE 3.1(r), the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

                  (s) INSURANCE. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

                  (t) LISTING AND MAINTENANCE REQUIREMENTS. The Company is, and has no reason to believe that it will not, upon the issuance of the Shares and Warrants hereunder and in the foreseeable future, continue to be, in compliance with the listing and maintenance requirements for continued listing of the Common Stock on the American Stock Exchange. The issuance of the Securities hereunder does not contravene the rules and regulations of the American Stock Exchange. Except as set forth in the Disclosure Materials, the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market.

                  (u) INVESTMENT COMPANY. The Company is not, and is not an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (v) APPLICATION OF TAKEOVER PROTECTIONS. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Articles of Incorporation or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

                  (w) DISCLOSURE. The Company confirms that, other than as set forth in SCHEDULE 3.1(w), neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that the Company believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. None of the disclosures provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Materials to this Agreement, furnished by or on behalf of the Company with respect to the representations and warranties made herein contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                  (x) SARBANES-OXLEY ACT. The Company is in compliance with applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the Commission thereunder in effect as of the date of this Agreement, except where such noncompliance could not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

                  (y) NO INTEGRATED OFFERING. Assuming the accuracy of the Purchasers' representations and warranties set forth in SECTION 3.2, neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated.

                  (z) SOLVENCY. Based on the financial condition of the Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the fair saleable value of the Company's assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The SEC Reports set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary. For the purposes of this Agreement, "Indebtedness" shall mean (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and
(c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in material default with respect to any Indebtedness.

                  (aa) TAX STATUS. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

                  (bb) NO GENERAL SOLICITATION. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other "accredited investors" within the meaning of Rule 501 under the Securities Act.

                  (cc) FOREIGN CORRUPT PRACTICES. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, or (iii) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

                  (dd) ACCOUNTANTS. The Company's accountants are set forth in the SEC Reports. To the knowledge of the Company, such accountants are a registered public accounting firm as required by the Securities Act.

                  (ee) ACKNOWLEDGMENT REGARDING PURCHASERS' PURCHASE OF SECURITIES. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchasers' purchase of the Securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

         3.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants to the Company as follows:

                  (a) ORGANIZATION; AUTHORITY. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, partnership or limited liability company power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the Transaction Documents to which it is a party and the consummation by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles.

                  (b) PURCHASER STATUS. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises the Warrants it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act. If such Purchaser has checked the box marked "Yes" on the signature page hereto, such Purchaser is a Qualified Institutional Buyer.

                  (c) GENERAL SOLICITATION. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                  (d) ACCESS TO INFORMATION. Such Purchaser acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

                  (e) KNOWLEDGE AND EXPERIENCE OF SUCH PURCHASER. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and is able to afford a complete loss of such investment.

                  (f) RESTRICTIONS ON SECURITIES. Such Purchaser understands that the Securities have not been registered under the Securities Act and may not be offered, resold, pledged or otherwise transferred except (a) pursuant to an exemption from registration under the Securities Act or pursuant to an effective registration statement in compliance with Section 5 under the Securities Act and (b) in accordance with all applicable securities laws of the states of the United States and other jurisdictions.

                  (g) INVESTMENT INTENT. Such Purchaser is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Purchaser's right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold the Securities for any period of time. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

                  (h) INVESTMENT DECISION. Such Purchaser is not relying on the Company, any other potential Purchaser, or on any legal or other opinion in the materials reviewed by the Purchaser with respect to the financial or tax considerations of the Purchaser relating to its investment in the Securities. Such Purchaser has relied solely on the representations and warranties, covenants and agreements of the Company in this Agreement (including the Schedules and Exhibits hereto) and on its examination and independent investigation in making its decision to acquire the Securities.

                  (i) NO OTHER REPRESENTATIONS. No oral or written representations have been made to such Purchaser in connection with its acquisition of Securities which were in any way inconsistent with the information reviewed by such Purchaser. Such Purchaser acknowledges that no representations or warranties of any type or description have been made to it by any Person with regard to the Company, any of its Subsidiaries, any of their respective businesses, properties or prospects or the investment contemplated herein, other than the representations and warranties set forth in Article III hereof.

                  (j) NO PRIOR SHORT SELLING. At no time during the 30 days prior to the Closing Date has such Purchaser engaged in or effected, in any manner whatsoever, directly or indirectly, any sale of Common Stock which such Purchaser is not deemed to own under the provisions of Rule 200(b) of Regulation SHO promulgated under the Exchange Act.

                  (k) COMPLIANCE WITH LAWS. Such Purchaser is in compliance with all securities laws applicable to it in connection with the transactions contemplated by the Transaction Documents, including all securities laws, rules and regulations in respect of the stabilization or manipulation of the price of the Common Stock.

                  (l) PRIVATE PLACEMENT. Such Purchaser understands and acknowledges that (i) the Securities are offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption depends in part on, and that the Company and its counsel will rely upon, the accuracy and truthfulness of the foregoing representations and each Purchaser hereby consents to such reliance.

                  (m) REGISTRATION STATEMENT QUESTIONNAIRE. Such Purchaser has completed or caused to be completed the Registration Statement Questionnaire attached hereto as Appendix 1, for use in preparation of the Registration Statement, and the answers thereto are true and correct as of the date hereof and will be true and correct as of the effective date of the Registration Statement, or as applicable, any amendment thereto, and such Purchaser will notify the Company immediately of any material change in any such information provided in the Registration Statement Questionnaire until such time as the Registration Statement has been declared effective.

                  (n) COMMISSIONS. Such Purchaser has not incurred any obligation for any finder's or broker's or agent's fees or commissions in connection with the transactions contemplated hereby.

                  (o) RESIDENCE. If the Purchaser is an individual, such Purchaser resides in the state identified in the address of such Purchaser set forth on the signature page hereto; if such Purchaser is a partnership, corporation, limited liability company or other entity, then the office or offices of such Purchaser in which its investment decision was made is located at the address or addresses of such Purchaser set forth on the signature page hereto.

                  The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this
SECTION 3.2 or elsewhere in this Agreement.

                                   ARTICLE IV.
                         OTHER AGREEMENTS OF THE PARTIES

         4.1 (a) Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Securities other than pursuant to an effective registration statement, to the Company, to an Affiliate of a Purchaser or in connection with a pledge as contemplated in
SECTION 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

                  (b) Certificates evidencing the Securities will contain the following legend, so long as is required by this SECTION 4.1(b):

         [NEITHER] THESE SECURITIES [NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES] HAVE [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT.

         The Company acknowledges and agrees that a Purchaser may from time to time pledge Securities pursuant to a bona fide margin account and, if required under the terms of such account, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such pledge or transfer would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but the legend shall remain on the pledged Securities and such legal opinion may be required in connection with a subsequent transfer following default by the Purchaser transferee of the pledge. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

                  (c) Certificates evidencing the Shares and Warrant Shares shall not contain any legend (including the legend set forth in SECTION 4.1(b)):
(i) while a registration statement (including the Registration Statement) covering the resale of such Shares and Warrant Shares is effective under the Securities Act, or (ii) following any sale of such Shares or Warrant Shares pursuant to Rule 144, or (iii) if such Shares or Warrant Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company shall cause its counsel to issue the legal opinion to the Company's transfer agent promptly after the Effective Date if requested by the Company's transfer agent to effect the removal of the legend hereunder. Following the Effective Date or at such earlier time as a legend is no longer required for the Shares and Warrant Shares under this SECTION 4.1(c), the Company will, no later than three (3) Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Shares or Warrant Shares containing a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such Shares or Warrant Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Certificates for Securities subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Purchasers by crediting the account of the Purchaser's prime broker with the Depository Trust Company System.

         4.2 FURNISHING OF INFORMATION. As long as any Purchaser owns the Securities, the Company covenants to use its best efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act which are required to be filed in order to satisfy the current public information requirements of Rule 144(c)(1). As long as any Purchaser owns Securities, if the Company is no longer subject to the periodic reporting requirements of the Exchange Act and Rule 144(k) is not available to any Purchaser with respect to any Securities held, the Company will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c)(2) such information as is required for the Purchasers to sell the Shares and Warrant Shares under Rule 144.

         4.3 SECURITIES LAWS DISCLOSURE; PUBLICITY. The Company shall, by 8:30 a.m. Eastern time on the Trading Day immediately following the date hereof, issue a press release or file a Current Report on Form 8-K, or both, disclosing the transactions contemplated hereby and any other information set forth in

SCHEDULE 3.1(w). In addition, the Company will make such other filings and notices in the manner and time required by the Commission and the Trading Market on which the Common Stock is listed. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except to the extent such disclosure (but not any disclosure as to the controlling Persons thereof) is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure.

         4.4 INDEMNIFICATION.

                  (a) INDEMNIFICATION OF PURCHASERS. In addition to the indemnity provided in the Registration Rights Agreement, the Company will indemnify and hold the Purchasers and their directors, officers, shareholders, partners, employees and agents (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation (collectively, "Losses") that any such Purchaser Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any Transaction Document; provided, that such indemnity (other than as to any indemnity called for under the Registration Rights Agreement) does not exceed, in the aggregate, the Investment Amount of such Purchaser together with its reasonable attorneys' fees and costs of investigation subject to indemnification above. Except as set forth above, the mechanics and procedures with respect to the rights and obligations under this SECTION 4.4(a) will be the same as those set forth in the Registration Rights Agreement.

                  (b) INDEMNIFICATION OF COMPANY. In addition to the indemnity provided in the Registration Rights Agreement, the Purchasers will, severally and not jointly, indemnify and hold the Company and its directors, officers, shareholders, partners, employees and agents (each, a "Company Party") harmless from any and all Losses that any such Company Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Purchasers in any Transaction Document; provided, that such indemnity (other than as to any indemnity called for under the Registration Rights Agreement) does not exceed, with respect to each Purchaser, the portion of the Investment Amount of such Purchaser hereunder, together with the Company's reasonable attorneys' fees and costs of investigation subject to indemnification above. Except as set forth above, the mechanics and procedures with respect to the rights and obligations under this SECTION 4.4(b) will be the same as those set forth in the Registration Rights Agreement.

         4.5 CONFIDENTIAL INFORMATION; STANDSTILL.

                  (a) The Purchasers agree that no portion of the Confidential Information (as defined below) shall be disclosed to third parties, except as may be required by law, without the prior written consent of the Company; provided, that, the Purchasers may share such information with such of their officers and professional advisors as may need to know such information to assist the Purchasers in their evaluation thereof on the condition that such parties agree to be bound by the terms hereof. All Confidential Information received by the Purchasers shall be promptly returned or destroyed, as directed by the Company. "Confidential Information" means all written data, reports, records or materials and any and all other confidential or disclosure information or materials obtained from the Company or its advisors, which are not yet publicly available. Confidential Information excludes information that is publicly available. Notwithstanding the foregoing, the Company and the Purchasers acknowledge and agree that the Company has not provided any Confidential Information to the Purchasers in connection with this Agreement and the other Transaction Documents, other than the existence of this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby.

                  (b) STANDSTILL. For a period of one (1) year from the Closing Date, the Purchasers will not, without the prior written consent of the Company
(i) propose to enter into any acquisition of all or substantially all of the assets or stock of the Company or a merger or other business combination involving the Company; (ii) seek to control the management, board of directors or policies of the Company; or (iii) form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any securities of the Company in connection with any of the foregoing.

         4.6 USE OF PROCEEDS. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes, and not to redeem any Company equity or equity-equivalent securities or to settle any outstanding Action with such proceeds.

         4.7 CERTAIN TRADING RESTRICTIONS.

                  (a) RESTRICTIONS. So long as a Purchaser continues to hold any Securities acquired hereunder, such Purchaser will not, nor will it knowingly through its Affiliates engage in any "short sale" of Common Stock as such term is defined in Rule 200(a) of Regulation SHO promulgated under the Exchange Act (a "Short Sale"), except on those days (each a "Permitted Day") on which the aggregate short position with respect to the Common Stock of such Purchaser prior to giving effect to any Short Sales by such Purchaser on such Permitted Day does not exceed such Purchaser's Permitted Share Position (as defined below) on such Permitted Day; PROVIDED, however, that a Purchaser will only be entitled to engage in transactions that constitute Short Sales on a Permitted Day to the extent that following such transaction, the aggregate short position with respect to the Common Stock of such Purchaser does not exceed such Purchaser's Permitted Share Position. For purposes of this SECTION 4.7, a Purchaser's "Permitted Share Position" means, with respect to any date of determination, the number of shares of Common Stock owned by such Purchaser (including Shares) plus the maximum number of Warrant Shares then issuable (including as to portions of Warrants not yet exercised and without regard to any exercise caps or other exercise restrictions applicable to the Warrants) to such Purchaser.

                  (b) OTHER TRANSACTIONS PERMITTED. Subject to SECTION 4.7(a) and applicable securities laws, the Company acknowledges and agrees that nothing in this SECTION 4.7 or elsewhere in any Transaction Document prohibits any Purchaser from, and each Purchaser is permitted to, engage, directly or indirectly, in hedging transactions involving the Securities and the Common Stock (including, without limitation, by way of short sales, purchases and sales of options, swap transactions and synthetic transactions) at any time.

         4.8 INTEGRATION. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval of the sale of the Securities to the Purchasers unless stockholder approval is obtained before the closing of such subsequent transaction.

         4.9 STOCKHOLDER RIGHTS PLAN. No claim will be made or enforced by the Company or, to the knowledge of the Company, any other Person that any Purchaser is an "Acquiring Person" under any stockholder rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

         4.10 NON-PUBLIC INFORMATION. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

         4.11 RESERVATION OF COMMON STOCK. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement and Warrant Shares pursuant to any exercise of the Warrants.

         4.12 LISTING OF COMMON STOCK. The Company hereby agrees to use best efforts to maintain the listing of the Common Stock on a Trading Market, and prior to the Closing to list all of the Shares and Warrant Shares on such Trading Market. The Company further agrees that, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application all of the Shares and Warrant Shares, and will take such other action as is necessary to cause all of the Shares and Warrant Shares to be listed on such other Trading Market as promptly as reasonably practicable. The Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the applicable Trading Market.

         4.13 EQUAL TREATMENT OF PURCHASERS. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

         4.14 PROHIBITED TRANSACTIONS.

                  (a) For a period from the date hereof until the ninetieth
(90th) day immediately following the Effective Date (as such period may be extended for a number of Trading Days in such ninety (90) day period during which (i) trading in the Common Stock is suspended by the Trading Market, or
(ii) following the Effective Date, the Registration Statement is not effective or the prospectus included in the Registration Statement may not be used by the Purchasers for the resale of the Shares and the Warrant Shares), the Company shall not (1) issue any securities registered or to be registered on Form S-8 in violation of applicable law regarding the use of such form, (2) issue any Stock Award under the Company's 2005 Equity Incentive Plan (the "2005 Plan") to any non-employee consultant of the Company as compensation for services rendered (for the avoidance of doubt, such prohibition does not prohibit the issuance of Options under the 2005 Plan or the issuance of shares of Common Stock upon exercise of outstanding Options), (3) issue any shares of Common Stock or any Common Stock Equivalents under the 2005 Plan at a purchase price, exercise price and/or conversion price per share less than Fair Market Value (as such term is defined in the 2005 Plan) or (4) offer or sell any equity securities of the Company, whether currently authorized or not, or rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible into or exchangeable into or exercisable for such equity securities issuance of Common Stock or securities convertible into or exercisable for Common Stock, if such securities or rights have a purchase price, exercise price and/or conversion price per share less than the Per Unit Purchase Price. Clause (4) of this SECTION 4.14(a) shall not apply to any Exempt Issuance.

                  (b) From the date hereof until the Shares become eligible for resale under Rule 144(k), the Company shall be prohibited from effecting or entering into an agreement to effect any subsequent financing involving a Variable Rate Transaction. The term "Variable Rate Transaction" shall mean a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchange or exercisable for, or the right to receive additional shares of Common Stock either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (other than any Exempt Issuance), or (ii) enters into any agreement including, but not limited to, an equity line of credit, whereby the Company may sell securities at a future determined price. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

         4.15 RIGHT OF PARTICIPATION. Each Purchaser hereby waives its rights associated with the transactions contemplated in this Agreement as set forth in
Section 4.15 of the December 2005 Agreement.

         4.16 DELIVERY OF SECURITIES AFTER CLOSING. The Company shall deliver, or cause to be delivered, the respective Securities purchased by each Purchaser to such Purchaser within three (3) Trading Days of the Closing Date.

                                   ARTICLE V.
                                  MISCELLANEOUS

         5.1 FEES AND EXPENSES. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of the Securities.

         5.2 ENTIRE AGREEMENT. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

         5.3 NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

         If to the Company:         MicroIslet, Inc.
                                    6370 Nancy Ridge Drive, Suite 112
                                    San Diego, CA 92121
                                    Attn:    President
                                    Facsimile No.:    (858) 657-0288

         With a copy to:            Sheppard, Mullin, Richter & Hampton LLP
                                    12544 High Bluff Drive, Suite 300
                                    San Diego, CA 92130
                                    Attn:   John D. Tishler, Esq.
                                    Facsimile No.:    (858) 509-3691

         If to a Purchaser:         To the address set forth under such
                                    Purchaser's name on the signature pages
                                    hereof;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         5.4 AMENDMENTS; WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and one or more Purchasers holding no less than a majority of the outstanding Shares (provided, however, that any such amendment that adversely affects any Purchaser or class of Purchasers in a manner that does not apply uniformly to all Purchasers, Shares, Warrants or Warrant Shares, as applicable, shall require the written consent of such adversely affected Purchaser or class) or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

         5.5 CONSTRUCTION. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

         5.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities; provided, that, such transfer is in accordance with this Agreement and the transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Purchasers."

         5.7 NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         5.8 GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "New York Courts"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney's fees and other costs and expenses actually incurred with the investigation, preparation and prosecution of such Proceeding.

         5.9 SURVIVAL. The representations, warranties, agreements and covenants contained herein shall survive the Closing for a period of two (2) years.

         5.10 EXECUTION. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile or electronic transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic signature page were an original thereof.

         5.11 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         5.12 REPLACEMENT OF SECURITIES. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

         5.13 REMEDIES. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         5.14 RESCISSION AND WITHDRAWAL RIGHT. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

         5.15 TERMINATION. This Agreement may be terminated: (i) by any Purchaser, as to such Purchaser's obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before July 7, 2006; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties); or (ii) by the Company, by written notice to the Purchasers, if the Closing has not been consummated on or before July 7, 2006; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

         5.16 INDEPENDENT NATURE OF PURCHASERS' OBLIGATIONS AND RIGHTS. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Securities pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, or condition (financial or otherwise) of the Company or any Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any other Purchaser relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. The Company hereby confirms that it understands and agrees that the Purchasers are not acting as a "group" as that term is used in Section 13(d) of the Exchange Act. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no other Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment hereunder. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser represents that it has been represented by its own separate legal counsel in its review and negotiations of this Agreement and the Transaction Documents.

         5.17 PAYMENT SET ASIDE. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                   MICROISLET, INC.


                                   _____________________________________________
                                   Name:  James R. Gavin III, M.D., Ph.D.
                                   Title: President and Chief Executive Officer




                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

                     SIGNATURE PAGES FOR PURCHASERS FOLLOW]

         IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Purchaser:______________________________________________________________
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER:_________________________________ Name of Authorized Signatory: __________________________________________________
Title of Authorized Signatory: _________________________________________________
Email Address of Purchaser: ____________________________________________________
Address of Purchaser: __________________________________________________________



Address for Delivery of Securities for Purchaser (if not same as above):
Street:

__________________________________________
__________________________________________
__________________________________________


Investment Amount:  $
No. of Shares:
No. of Warrant Shares:                 (55% of No. of Shares)
SS or EIN Number: Qualified
Institutional Buyer:   [ ] Yes
                       [ ] No


                                   APPENDIX 1

                      REGISTRATION STATEMENT QUESTIONNAIRE

                                MICROISLET, INC.
                                ----------------
                         STOCK CERTIFICATE QUESTIONNAIRE
                         -------------------------------

Pursuant to Section 3.2(m) of the Purchase Agreement, please provide us with the following information. Capitalized terms have the same meaning as set forth in the Purchase Agreement.

1.   The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if
     appropriate:                                                 _____________________________

2.   The relationship between the Purchaser of the Shares and
     the Registered Holder listed in response to item 1 above:    _____________________________

                                                                  _____________________________

3.   The mailing address of the Registered Holder listed in
     response to item 1 above:                                    _____________________________
                                                                  _____________________________
                                                                  _____________________________

4.   The Social Security Number or Tax Identification Number of
     the Registered Holder listed in response to item 1 above:    _____________________________



                                      -1-

                                                                      APPENDIX 1

                                MICROISLET, INC.
                                ----------------
                      REGISTRATION STATEMENT QUESTIONNAIRE
                      ------------------------------------

In connection with the preparation of the Registration Statement, please provide us with the following information. The terms Affiliate, Associate and Beneficially are defined beginning on page 5. Other capitalized terms not defined herein have the meaning set forth in the Purchase Agreement.

                  Pursuant to the "Selling Stockholder" section of the Registration Statement, please state your or your organization's name exactly as it should appear in the Registration Statement:

_________________________________________________________________

                  1. Please provide the number of shares of the Company's Common
Stock that you or your organization will "beneficially" own (see definition below) immediately after Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement, the shares of Common
Stock underlying the Warrants purchased by you or your organization pursuant to this Purchase Agreement, and those shares purchased by you or your organization through other transactions:

_________________________________________________________________

                  2. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

                           Yes ____ No ____

If yes, please indicate the nature of any such relationships below:

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

                  3. As to the shares of Common Stock indicated as being beneficially owned in Section 2 above, does any person other than the person identified in Section 1 have

                      a. the sole or shared power to vote or to direct the vote of any such securities?

                                Yes ____ No ____


                                      -2-

                      b. the sole or shared power to dispose or to direct the disposition of any such securities (referred to as "dispositive power")?

                                Yes ____ No ____

If the answer is "Yes" to either of the foregoing questions, please set forth below the name and address of each person who has either such power or with whom the indicated beneficial owner shares such power, together with such number of shares to which such rights relates.

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

PLEASE READ THE FOLLOWING CAREFULLY IF YOU ARE AN ENTITY OR A TRUST:

IF YOU ARE AN ENTITY OR A TRUST, you MUST list the name of each natural person associated with your entity or trust who has or shares voting or dispositive power with respect to the shares indicated as being beneficially owned in the answer to Section 2. For an investment or holding company, the investment manager(s) would normally be the person(s) who hold(s) or share(s) voting and dispositive power. For a trust, the natural person(s) holding or sharing voting or dispositive power would normally be the trustee(s). For other types of entities, the natural person(s) holding or sharing voting or dispositive power would normally be the officer(s) empowered by the board of directors to make such decisions, or if there is no such officer, each of the directors.
Disclosure is required for each natural person who in practice has voting or dispositive power, regardless of that person's formal title or position within the organization.

        NAME OF                      TYPE OF POWER:
     NATURAL PERSON              VOTING/DISPOSITIVE/BOTH                ADDRESS                 POSITION OR TITLE
-------------------------    --------------------------------   ------------------------    --------------------------

-------------------------    --------------------------------   ------------------------    --------------------------

-------------------------    --------------------------------   ------------------------    --------------------------

-------------------------    --------------------------------   ------------------------    --------------------------

-------------------------    --------------------------------   ------------------------    --------------------------

-------------------------    --------------------------------   ------------------------    --------------------------

-------------------------    --------------------------------   ------------------------    --------------------------

-------------------------    --------------------------------   ------------------------    --------------------------

-------------------------    --------------------------------   ------------------------    --------------------------


                      4. In any pending legal proceeding, are you or your organization, or any "affiliates" (see definition below) of you or your organization, a party, or do you or your organization, or any such "associate" (see definition below) of you or your organization, have an interest, adverse to the Company or any affiliate of the Company?

                  Yes _____         No_____

If the answer is "Yes," please describe, and state the nature and amount of, such interest.

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

                      5. Are you directly or indirectly a "broker-dealer" (see definition below) or an affiliate or an associate of a broker-dealer?

                  Yes _____         No _____

         If the answer is yes, please respond to each of the questions below:

         Please describe your affiliation or association with a broker-dealer, or if you are a broker-dealer, please so state.

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

         Did you purchase the Shares and the Warrants under the Purchase Agreement in the ordinary course of business?

                  Yes _____         No _____

         Do you have any agreements or understandings, directly or indirectly, with any person to distribute the Shares or the Warrant Shares?

                  Yes _____         No _____

         If the answer is yes, please describe such arrangements or understandings below.

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

         If you are a broker-dealer, it is frequently the position of the Staff of the Division of Corporation Finance of the Securities and Exchange Commission that you must be named as an underwriter in the Registration Statement. Do you consent to be named as an underwriter?

                  Yes _____         No _____

                      6. Are you (i) an NASD Member (see definition), (ii) a Controlling (see definition) shareholder of an NASD Member, (iii) a Person Associated with a Member of the NASD (see definition), or (iv) an Underwriter or a Related Person (see definition) with respect to the proposed offering; or (b) do you own any shares or other securities of any NASD Member not purchased in the open market; or (c) have you made any outstanding subordinated loans to any NASD Member?

Answer:  [   ] Yes    [   ] No      If "yes," please describe below

_________________________________________________________________

_________________________________________________________________

                      7. Is the plan of distribution of your Shares correctly described in excerpt set forth on Annex A to the Registration Rights Agreement, which is proposed to be included in the Registration Statement?

Yes _____         No _____

                      8. By initialing below, you agree that you will comply with Regulation M under the Securities Exchange Act of 1934, as amended, in connection with any resales of your stock pursuant to the Registration Statement. The provisions of Regulation M are referenced above in the "Plan of Distribution" referenced in Section 8.

                  _________________
                       Initials

DEFINITIONS:
------------

         AFFILIATE: An "affiliate" of a specified person is a person that directly, or through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

         ASSOCIATE: The term "associate" means (1) any corporation or organization (except the Company and its Subsidiaries) of which you are an officer or partner, or of which you are, directly or indirectly, the owner beneficially of 10% or more of any class of equity securities, (2) any trust or other estate in which you have a beneficial interest or as to which you serve as trustee or in a similar fiduciary capacity, or (3) your spouse, or any relative of yours or of your spouse who shares your home or who is a director or officer of the Company.

         BENEFICIALLY: The term "beneficially" as applied to an interest in securities describes any interest in the securities in question which entitles you to any of the rights or benefits of ownership, even though you are not the holder or owner of record. Interests in securities held in an estate, trust, or partnership, or by a nominee, are examples of beneficial interests.

         If you have any contract, understanding, relationship, agreement, or other arrangement with any other person with respect to securities, pursuant to which you obtain benefits substantially equivalent to the ownership of securities, you should consider such securities as "beneficially owned" by you. For purposes of this questionnaire, you will be regarded as having benefits substantially equivalent to ownership of securities if:

         (a) directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise you have or share:

                  (i) voting power, which includes the power to vote, or to direct the voting of, the security; or

                  (ii) investment power, which includes the power to dispose of, or to direct the disposition of, the security;

         (b) you have the right to acquire beneficial ownership of the security, including but not limited to any right to acquire:

                  (i) through the exercise of any option, warrant, or right;

                  (ii)     through the conversion of a security;

                  (iii) pursuant to a power to revoke a trust, discretionary account, or similar arrangement; or

                  (iv) pursuant to the automatic termination of a trust, discretionary account, or similar arrangement.

         You are also considered to be the beneficial owner of a security if you, directly or indirectly, create or use a trust, proxy, power of attorney, pooling arrangement, or any other contract, arrangement, or device with the purpose or effect of divesting yourself of beneficial ownership of such security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of Section 13(d) or 13(g) of the Securities Exchange Act.

         If you have any reason to believe that any interest you have in securities, however remote, might be described as a beneficial interest, please describe such interest.

The Securities and Exchange Commission has taken the view, with which some courts have agreed, that a person may be regarded as the beneficial owner of securities held in the name of the person's spouse, minor children, or other relatives of the person or the person's spouse who share the person's home, if such relationship results in such person obtaining benefits substantially equivalent to ownership of such securities. We will assume, however, that you do not consider that you beneficially own any securities you list in answer to
Section 2 as being owned by such persons. If you do consider that you are the beneficial owner of such securities, please list them as being owned by both you and such other person, and indicate that such securities are listed more than once.

BROKER-DEALER. The term "broker-dealer" includes "brokers," as that term is defined in Section 3(a)(4) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "dealers" as that term is defined in Section 3(a)(5) of the Exchange Act.

CONTROL. The term "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. (Rule 405 under the Securities Act of 1933, as amended)

NASD MEMBER. The term "NASD member" means any broker-dealer admitted to membership in the National Association of Securities Dealers, Inc. ("NASD"). (NASD Manual, By-laws Article I, Definitions)

PERSON ASSOCIATED WITH A MEMBER OF THE NASD. The term "person associated with a member of the NASD" means every sole proprietor, partner, officer, director, branch manager or executive representative of any NASD Member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a NASD Member, whether or not such person is registered or exempt from registration with the NASD pursuant to its bylaws. (NASD Manual, By-laws Article I, Definitions)

UNDERWRITER OR A RELATED PERSON. The term "underwriter or a related person" means, with respect to a proposed offering, underwriters, underwriters' counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons.
(NASD Interpretation)

                                    EXHIBIT A

                                     WARRANT

                                    EXHIBIT B

                          REGISTRATION RIGHTS AGREEMENT

                                    EXHIBIT C

                           TRANSFER AGENT INSTRUCTIONS

                     IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                                MICROISLET, INC.



Integrity Stock Transfer
2920 N. Green Valley Parkway
Building 5 - Suite 527
Henderson, Nevada  89104

Ladies and Gentlemen:

                  Reference is made to that certain Securities Purchase Agreement (the "PURCHASE AGREEMENT"), dated as of July 27, 2006, among MicroIslet, Inc. (the "Company"), and the purchasers named therein (the "Holders") pursuant to which the Company will issue to the Holders: (i) shares of the Company's Common Stock ("SHARES"), and (ii) certain common stock purchase warrants (the "WARRANTS"). The Warrants shall be exercisable into shares of the Company's common stock, par value $.001 per share (the "COMMON STOCK"). The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as "UNDERLYING SHARES."

                  The Company has agreed with the Holders that it will re-issue the Shares and, upon exercise of the Warrants, it will issue the Underlying Shares (or reissue such Underlying Shares, as applicable) free of all restrictive and other legends, among other times, when there is an effective registration statement covering the resale thereof.

                  In furtherance of this instruction, upon the effectiveness of the Registration Statement (as defined in the Purchase Agreement), we will instruct you in writing to the effect that the Shares and Underlying Shares may be issued (or reissued, as applicable) and delivered to the Holders free of all restrictive and other legends pursuant to the Registration Statement which has been declared effective by the Securities and Exchange Commission. You need not require further letters from us to effect any future legend-free issuance of shares of Common Stock to the Holders as contemplated by this letter and this letter shall serve as our standing instructions with regard to this matter, provided, that the Company may, from time to time, notify you to place stop-transfer restrictions on the certificates for Shares or Underlying Shares in the event the Registration Statement is subject to amendment for events then current or is otherwise unavailable to the selling securityholders listed therein.

                  These instructions have been executed and delivered pursuant to the Purchase Agreement. Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions.

------------------------------------ -------------------------------------------
                                     Very truly yours,

------------------------------------ -------------------------------------------
                                     MicroIslet, Inc.

------------------------------------ -------------------------------------------
                                     By:________________________________________
                                          Name:
                                          Title:
--------------------------------------------------------------------------------
ACKNOWLEDGED AND AGREED:

--------------------------------------------------------------------------------
_____________________________
Name:
Title:
--------------------------------------------------------------------------------



                                      -2-